Exhibit 32.2
CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Thomas Pacheco, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10‑K for the year ended December 31, 2019, (the Periodic Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Acushnet Holdings Corp.

Date: February 27, 2020

	By:	/s/ THOMAS PACHECO
		Name:	Thomas Pacheco
		Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer